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                                                                      EXHIBIT 22



                          SUBSIDIARIES OF THE COMPANY

                                                                                     JURISDICTION
        NAME OF SUBSIDIARY                                                         OF INCORPORATION
        ------------------                                                         ----------------
Aiken Regional Medical Centers, Inc.                                                  South Carolina

The Arbour, Inc.                                                                      Massachusetts

ASC of Chicago, Inc.                                                                  Illinois

ASC of Corona, Inc.                                                                   California

ASC of Las Vegas, Inc.                                                                Nevada

ASC of Littleton, Inc.                                                                Colorado

ASC of Midwest City, Inc.                                                             Oklahoma

ASC of New Albany, Inc.                                                               Indiana

ASC of Palm Springs, Inc.                                                             California

ASC of Ponca City, Inc.                                                               Oklahoma

ASC of Springfield, Inc.                                                              Missouri

ASC of St. George, Inc.                                                               Utah

Auburn Regional Medical Center, Inc.                                                  Washington

The BridgeWay, Inc.                                                                   Arkansas

Charleston Medical Properties, Limited Partnership                                    Nevada

Children's Hospital of McAllen, Inc.                                                  Texas

Comprehensive Occupational and Clinical Health, Inc.                                  Delaware

Del Amo Hospital, Inc.                                                                California

Doctors' General Hospital, Ltd.                                                       Florida

Doctors' Hospital of Shreveport, Inc.                                                 Louisiana





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
                                                                                     JURISDICTION
        NAME OF SUBSIDIARY                                                         OF INCORPORATION
        ------------------                                                         ----------------
Eye West Laser Vision, L.P.                                                           Delaware

Forest View Psychiatric Hospital, Inc.                                                Michigan

Glen Oaks Hospital, Inc.                                                              Texas

Health Care Finance & Construction Corp.                                              Delaware

HRI Clinics, Inc.                                                                     Massachusetts

HRI Hospital, Inc.                                                                    Massachusetts

Hope Square Surgical Center, L.P.                                                     Delaware
  (d/b/a Surgery Centers of the Desert)

Inland Valley Regional Medical Center, Inc.                                           California

Internal Medicine Associates of Doctors' Hospital, Inc.                               Louisiana

La Amistad Residential Treatment Center, Inc.                                         Florida

Manatee Memorial Hospital, L.P.                                                       Delaware

McAllen Medical Center, Inc.                                                          Texas
  (d/b/a Edinburg Regional Medical Center)

McAllen Medical Center Foundation (Non-Profit)                                        Texas

Meridell Achievement Center, Inc.                                                     Texas

Merion Building Management, Inc.                                                      Delaware

New Albany Outpatient Surgery, L.P.                                                   Delaware
  (d/b/a Surgical Center of New Albany)

Northern Nevada Medical Center, L.P.                                                  Delaware
  (d/b/a Northern Nevada Medical Center)

The Pavilion Foundation                                                               Illinois

Pueblo Medical Center, Inc.                                                           Nevada

RCW of Edmond, Inc.                                                                   Oklahoma





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
                                                                                     JURISDICTION
        NAME OF SUBSIDIARY                                                         OF INCORPORATION
        ------------------                                                         ----------------
Relational Therapy Clinic, Inc.                                                       Louisiana

River Crest Hospital, Inc.                                                            Texas

River Oaks, Inc.                                                                      Louisiana

River Parishes Internal Medicine, Inc.                                                Louisiana

Southwest Dallas Hospital, Inc.                                                       Texas

Sparks Family Hospital, Inc.                                                          Nevada

St. George Surgical Center, L.P.                                                      Delaware
  (d/b/a St. George Surgery Center)

St. Louis Behavioral Medicine Institute, Inc.                                         Missouri

Summerlin Medical Center, L.P.                                                        Delaware

Surgery Center of Chicago, L.P.                                                       Delaware

Surgery Center of Corona, L.P.                                                        Delaware
  (d/b/a Surgery Center of Corona)

Surgery Center of Littleton, L.P.                                                     Delaware
  (d/b/a Littleton Day Surgery Center)

Surgery Center of Midwest City, L.P.                                                  Delaware
  (d/b/a MD Physicians Surgicenter of Midwest City)

Surgery Center of Odessa, L.P.                                                        Delaware
  (d/b/a Surgery Center of Texas)

Surgery Center of Ponca City, L.P.                                                    Delaware
  (d/b/a Outpatient Surgical Center of Ponca City)

Surgery Center of Springfield, L.P.                                                   Delaware
  (d/b/a Surgery Center of Springfield)

Surgery Center of Waltham, Limited Partnership                                        Massachusetts
  (d/b/a Surgery Center of Waltham)

Tonopah Health Services, Inc.                                                         Nevada
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
                                                                                     JURISDICTION
        NAME OF SUBSIDIARY                                                         OF INCORPORATION
        ------------------                                                         ----------------
Turning Point Care Center, Inc.                                                       Georgia
  (d/b/a Turning Point Hospital)

Two Rivers Psychiatric Hospital, Inc.                                                 Delaware

UHS of Amarillo, Inc.                                                                 Texas

UHS of Belmont, Inc.                                                                  Delaware

UHS of Bethesda, Inc.                                                                 Delaware

UHS of Columbia, Inc.                                                                 District of Columbia

UHS Croyden Limited                                                                   United Kingdom

UHS of DeLaRonde, Inc.                                                                Louisiana

UHS of Delaware, Inc.                                                                 Delaware

UHS of Fayetteville, Inc.                                                             Arkansas

UHS of Florida, Inc.                                                                  Florida

UHS of Fuller, Inc.                                                                   Massachusetts

UHS Holding Company, Inc.                                                             Nevada

UHS of Illinois, Inc.                                                                 Illinois

UHS International, Inc.                                                               Delaware

UHS International Limited                                                             United Kingdom

UHS Las Vegas Properties, Inc.                                                        Nevada

UHS Leasing Company, Inc.                                                             Delaware

UHS Leasing Company, Limited                                                          United Kingdom

UHS of London, Inc.                                                                   Delaware

UHS London Limited                                                                    United Kingdom
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
                                                                                     JURISDICTION
        NAME OF SUBSIDIARY                                                         OF INCORPORATION
        ------------------                                                         ----------------
UHS of Manatee, Inc.                                                                  Florida

UHS of New Orleans, Inc.                                                              Louisiana
  (d/b/a Chalmette Hospital and River Parishes Hospital)

UHS of Odessa, Inc.                                                                   Texas

UHS of Plantation, Inc.                                                               Florida

UHSR Corporation                                                                      Delaware

UHS Receivables Corp.                                                                 Delaware

UHS Recovery Foundation, Inc.                                                         Pennsylvania

UHS of River Parishes, Inc.                                                           Louisiana

UHS of Riverton, Inc.                                                                 Washington

UHS of Vermont, Inc.                                                                  Vermont

UHS of Waltham, Inc.                                                                  Massachusetts

Universal HMO, Inc.                                                                   Nevada

Universal Health Network, Inc.                                                        Nevada

Universal Health Pennsylvania Properties, Inc.                                        Pennsylvania

Universal Health Recovery Centers, Inc.                                               Pennsylvania
  (d/b/a UHS KeyStone Center)

Universal Health Services of Cedar Hill, Inc.                                         Texas

Universal Health Services of Concord, Inc.                                            California

Universal Treatment Centers, Inc.                                                     Delaware

Valley Hospital Medical Center, Inc.                                                  Nevada
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
                                                                                     JURISDICTION
        NAME OF SUBSIDIARY                                                         OF INCORPORATION
        ------------------                                                         ----------------
Valley Surgery Center, L.P.                                                           Delaware
  (d/b/a Goldring Surgery Center)

Victoria Regional Medical Center, Inc.                                                Texas

Wellington Regional Medical Center Incorporated                                       Florida

Westlake Medical Center, Inc.                                                         California
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